Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

3. SHARE-BASED COMPENSATION

     The Company has two active share-based compensation plans: the 2002 Stock Incentive Plan ("2002 Plan") and the 1999 Employee Share Purchase Plan ("ESPP"). The 2002 Plan authorizes the Board of Directors to grant incentive or non-statutory stock options and stock awards to eligible employees and certain related parties. Of the 4.8 million shares of common stock authorized for the 2002 Plan, 1.3 million shares or options for shares remain available for grant at December 31, 2011. The Company's ESPP allows eligible employees to purchase StanCorp common stock at a discount. Of the 2.0 million shares authorized for the ESPP, 0.2 million shares remain available for issuance at December 31, 2011.

     The following table sets forth the total compensation cost and related income tax benefit under the Company's share-based compensation plans:

	Years ended December 31,

(In millions)	2011	2010	2009
Compensation cost	$5.9	$5.3	$9.6
Related income tax benefit	2.1	1.9	3.4

     The Company has provided three types of share-based compensation pursuant to the 2002 Plan: option grants, stock award grants and director stock award grants.

Option Grants

     Options are granted to directors, officers and certain non-officer employees. Directors typically receive annual grants in amounts determined by the Nominating & Corporate Governance Committee of the Board of Directors and executive officers typically receive annual grants in amounts determined by the Organization & Compensation Committee of the Board of Directors. Each director who is not an employee of the Company receives annual stock options with a fair value equal to $50,000 on the date of the annual shareholders meeting. Non-executive officers typically receive annual grants as determined by management. Officers may also receive options when hired or promoted to an officer position. In addition, the Chief Executive Officer has authority to award a limited number of options at his discretion to non-executive officers and other employees. Options are granted with an exercise price equal to the closing market price of StanCorp common stock on the grant date. Directors' options vest after one year with other options generally vesting in four equal installments on the first four anniversaries of the vesting reference date. Option awards to certain officers vest if the officer's employment is terminated by the Company without cause or the officer terminates for good reason within 24 months after a change of control of the Company as defined in the Company's change of control agreement. Options generally expire 10 years from the grant date.

The following table sets forth a summary of option activity and options outstanding and exercisable:

			Weighted-
			Average
		Weighted-	Remaining
		Average Exercise	Contractual
	Options	Price	Terms (Years)	Total Intrinsic Value
Outstanding, January 1, 2009	2,515,566	$38.42	6.1	$16,301,078
Granted	523,501	37.08
Exercised	(101,903)	18.17
Forfeited	(110,146)	43.08
Expired	(33,542)	20.42

Outstanding, December 31, 2009	2,793,476	38.94	6.0	13,272,319

Granted	283,752	42.12
Exercised	(279,270)	29.17
Forfeited	(114,465)	46.17
Expired	(3,000)	19.24

Outstanding, December 31, 2010	2,680,493	40.01	5.6	17,226,460

Granted	272,785	44.18
Exercised	(120,880)	29.10
Forfeited	(42,837)	42.78
Expired	(5,200)	42.73

Outstanding, December 31, 2011	2,784,361	$40.84	5.1	$5,947,355

Options outstanding and exercisable:
Vested or expected to be vested, December 31,2011	2,758,689	$40.83	5.1	$5,923,768
Fully vested and exercisable, December 31, 2011	2,270,916	40.60	4.4	5,475,610

     The fair value of each option award was estimated using the Black-Scholes option pricing model as of the grant date using the assumptions noted in the following table. The Black-Scholes option pricing model uses the expected term as an input with the calculated option value varying directly with the length of time until exercise. The Company bases its estimate of the expected term on an analysis of the historical exercise experience of similar options granted to similar employee or director groups. The expected term given below represents the weighted-average expected term of options granted. Expected stock price volatility is based on the volatility of StanCorp common stock price over the prior period equal in duration to the expected term. The dividend rate is the rate expected to be paid over the expected term, generally estimated to be equal to the rate for the year prior to the grant. The risk-free rate is the interest rate on a U.S. Treasury bond of a maturity closest to the expected term of the option granted.

The following table sets forth the weighted-average assumptions used to determine the fair value of option grants:

	Years ended December 31,

	2011	2010	2009
Dividend yield	1.97%	1.91%	2.10%
Expected stock price volatility	46.24	45.61	39.51
Risk-free interest rate	2.35	2.75	1.83
Expected option lives	5.7years	5.7years	5.4years

     The weighted-average grant date fair value of options granted was $16.87, $16.16 and $11.52 for 2011, 2010, and 2009, respectively. The total intrinsic value of the options exercised was $1.8 million, $4.5 million and $1.4 million for the same periods, respectively. The amount that the Company received from the exercise of stock options was $3.5 million, $8.1 million and $1.9 million for 2011, 2010 and 2009, respectively. The related tax benefit derived from the tax deduction received by the Company for the difference between the market price of StanCorp common stock and the exercise price when the options were exercised was $0.6 million, $1.6 million and $0.5 million for 2011, 2010 and 2009, respectively.

     The compensation cost of stock options is recognized over the vesting period, which is also the period over which the grantee must provide services to the Company. At December 31, 2011, the total compensation cost related to unvested option awards that had not yet been recognized in the financial statements was $6.1 million. This compensation cost will be recognized over a weighted-average period of 2.2 years. During 2009, certain executive officers of the Company retired, upon which the vesting of some of their options was accelerated in accordance with their option agreements. The accelerated vesting resulted in recognition of $1.8 million of additional compensation cost for 2009.

Stock Award Grants

     The Company grants annual performance-based stock awards to designated senior officers as long-term incentive compensation. Under the 2002 Plan, the Company had 0.7 million shares available for issuance as stock award grants at December 31, 2011.

     In years prior to 2008, the performance-based stock awards consisted of restricted shares (60%) and cash performance units (40%), which represent a right to receive cash equal to the value of one share of StanCorp common stock. The restricted shares and cash performance units were subject to forfeiture if continued employment and financial performance criteria were not met.

     The compensation cost of these awards was measured using an estimate of the number of restricted shares and cash performance units that will vest at the end of the performance period, multiplied by the fair value of the awards. For restricted shares, the fair value was measured as the closing market price of StanCorp common stock on the grant date. For cash performance units, the fair value was measured as the closing market price of StanCorp common stock on the date of the financial statements.

The following table sets forth a summary of the activity of performance-based restricted shares and cash performance units outstanding:

			Weighted-Average
			Grant Date Fair
	Restricted Shares	Cash Units	Value
Unvested balance, January 1, 2009	36,247	$23,941	$50.15
Granted	--	--
Vested	(15,959)	(10,550)
Forfeited	(20,288)	(13,391)

Unvested balance, December 31, 2009	--	$--	$--

     As of December 31, 2009, there were no unvested restricted shares or cash units. The total value of restricted shares vested and cash performance units paid was $0.8 million for 2009. There were no restricted shares that vested or cash units paid for 2011 or 2010.

     In 2006, the Organization & Compensation Committee of the Board of Directors approved a revised form of long-term incentive award agreement to be used in connection with future grants of performance-based stock awards ("Performance Shares") to designated senior officers. Under the new agreement, Performance Share grants represent the maximum number of shares issuable to the designated senior officers and are generally granted two years before the beginning of the performance period. The actual number of shares issued at the end of the performance period is based on satisfaction of employment and Company financial performance conditions, with a portion of the shares withheld to cover required tax withholding. The new agreement replaced the restricted shares and cash performance unit arrangement previously used.

The following table sets forth a summary of the activity of Performance Shares outstanding:

	Performance Shares	Weighted-Average Grant Date Fair Value

Unvested balance, January 1, 2009	145,722	$47.95
Granted	109,884
Vested	(21,082)
Forfeited	(120,435)

Unvested balance, December 31, 2009	114,089	38.97

Granted	64,790
Vested	(8,027)
Forfeited	(43,194)

Unvested balance, December 31, 2010	127,658	34.99

Granted	116,978
Vested	(6,504)
Forfeited	(47,164)

Unvested balance, December 31, 2011	190,968	44.05

     The Company issued 4,906, 10,276, and 3,221 shares of StanCorp common stock for 2011, 2010 and 2009, respectively, to redeem Performance Shares that vested following the 2010, 2009 and 2008 performance periods, net of Performance Shares withheld to cover the required taxes.

     The fair value of the Performance Shares is determined based on the closing market price of StanCorp common stock on the grant date.

     The compensation cost that the Company will ultimately recognize as a result of these stock awards is dependent on the Company's financial performance. Assuming that the maximum performance is achieved for each performance goal, $8.4 million in additional compensation cost would be recognized through 2013. The target or expected payout is 70% of the maximum Performance Shares for the 2012 performance period and 50% of the maximum Performance Shares for the 2013 performance period. A target payout for these periods would result in approximately $4.8 million of additional compensation cost through 2013. This cost is expected to be recognized over a weighted-average period of 1.6 years.

Director Stock Grants

     Each director who is not an employee of the Company receives annual compensation of StanCorp common stock with a fair value equal to $50,000 based on the closing market price of StanCorp common stock on the day of the annual shareholders meeting, in addition to annual stock option grants.

     The Company issued 10,399, 14,823, and 10,339 shares of StanCorp common stock for 2011, 2010 and 2009, respectively, related to the annual Director stock grant. The weighted-average fair value per share for the shares issued was $43.00, $44.81, and $28.19 for the same periods, respectively.

Employee Share Purchase Plan

     The Company's ESPP allows eligible employees to purchase StanCorp common stock at a 15% discount of the lesser of the closing market price of StanCorp common stock on either the commencement date or the final date of each six-month offering period. Under the terms of the plan, each eligible employee may elect to have up to 10% of the employee's gross total cash compensation for the period withheld to purchase StanCorp common stock. No employee may purchase StanCorp common stock having a fair market value in excess of $25,000 in any calendar year.

     The compensation cost for the ESPP is measured as the sum of the value of the 15% discount and the value of the embedded six-month option. The value of the discount is equal to 15% of the fair market value of the purchase price of the common stock. The value of the embedded option is calculated using the Black-Scholes option pricing model and the assumptions noted in the following table. Expected stock price volatility was based on the volatility of the price of StanCorp common stock during the six months preceding the offering period. The risk-free rate was based on the six-month U.S. Treasury yield curve in effect at the time of the grant.

The following table sets forth the assumptions used to determine the fair value of the ESPP embedded option:

Years ended December 31,

	2011	2010	2009
Dividend yield	1.85-2.11%	1.81-1.93%	1.81-2.70%
Expected stock price volatility	22.03-25.63	28.68-33.93	86.97-98.08
Risk-free interest rate	0.10-0.18	0.15-0.17	0.28-0.31
Expected option lives	0.5years	0.5years	0.5years

     The following table sets forth the fair value per share, compensation cost and related income tax benefit under the Company's ESPP:

	Years ended December 31,

(In millions except per share data)	2011	2010	2009
Weighted-average fair value per share for the Company's ESPP offerings	$9.46	$9.92	$12.82
Compensation cost	1.2	1.3	2.9
Related income tax benefit	0.4	0.5	1.0